UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2008

VERI-TEK INTERNATIONAL, CORP.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

7402 W. 100th Place, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 2, 2008, Veri-Tek International, Corp. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with Michael Azar, David Langevin, Robert Skandalaris, Lubomir Litchev, Patrick Flynn, and Michael Hull (the “Holders”), and Michael Azar, as the “Holders’ Representative.” The Exchange Agreement was entered into in connection with a Non-Negotiable Subordinated Promissory Note (the “Note”), dated July 3, 2006, which was entered into in connection with the Company’s acquisition of the membership interests of Quantum Value Management, LLC, and pursuant to which the Company was to pay to the Holders’ Representative as escrow agent for, and for distribution to, the Holders an amount equal to $1,072,243 plus interest. As of the date of the Exchange Agreement, the principal amount outstanding under the Note was $1,072,243 and the total amount of accrued and unpaid interest was $4,765.53. Under the Exchange Agreement, the Company agreed (i) to pay to each Holder the percentage of the total accrued and unpaid interest due to such Holder and (ii) to issue to each Holder, in exchange for the principal amount outstanding under the Note, a certain number of shares of the Company’s common stock. The aggregate amount of cash paid to the Holders as accrued and unpaid interest was $4,765.53 and the aggregate number of shares of the Company’s common stock issued in exchange for the principal amount outstanding under the Note was 211,074 shares. In exchange for these amounts, the Holders’ Representative agreed to return the Note to the Company for cancellation. The terms of the Exchange Agreement also provide the Holders with “piggy-back” registration rights for the shares issued to them pursuant to the Exchange Agreement.

David Langevin is currently the Company’s Chairman and Chief Executive Officer. Due to the related-party aspect of this transaction, the Exchange Agreement and the transactions contemplated by the Exchange Agreement were approved by the Audit Committee of the Company’s Board of Directors.

The description set forth above is qualified in its entirety by the Exchange Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The shares issued in connection with the Exchange Agreement were issued to the Holders without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws, as the offering was not a public offering.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERI-TEK INTERNATIONAL, CORP.

By:	/s/ David H. Gransee
Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: May 8, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Exchange Agreement, dated May 2, 2008, between Veri-Tek International, Corp., the individuals listed on Schedule A thereto, and Michael Azar as the Holders’ Representative.